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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):   SEPTEMBER 27, 2002

                                    DVI, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                    0-16271                   22-2722773
(State or Other Jurisdiction       (Commission               (IRS Employer
      of Formation)                File Number)          Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929
          (Address of Principal Executive Offices, Including Zip Code)

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

On September 27, 2002, DVI, Inc. issued a press release regarding its financial results for the quarter and fiscal year ended June 30, 2002. A copy of this press release is attached hereto as Exhibit 99 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

           (a)       Financial Statements - None

           (b)       Pro Forma Financial Information - None

           (c)       Exhibits

                     99  -  Press Release of DVI, Inc., dated September 27, 2002

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 27, 2002                        DVI, INC.


                                                 By: /s/ Steven R. Garfinkel
                                                     --------------------------
                                                     Steven R. Garfinkel
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

       Exhibit No.


           99  -   Press Release of DVI, Inc., dated September 27, 2002